Equity (Tables)	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Shares issued through controlled equity

The table below summarizes the shares issued through the controlled equity offering program since 2010 (in thousands, except per dollar amounts):

Year	Common Shares Issued	Weighted Average Offering Price per Share	Net Proceeds
2012(1)	245	$14.83	$3,599
2011	255	14.19	3,585
2010	480	15.46	7,326

(1)	Represents activity though February 24, 2012. The Company has 4.3 million shares available for issuance through its controlled equity offering program.

Characterization of Company dividends

The characterization of the dividends declared on the Company’s common and preferred shares for 2011, 2010 and 2009 are as follows:

	Common Shares			Preferred Shares
	2011	2010	2009	2011
Ordinary income	36.12%	70.38%	100.00%	100.00%
Return of capital	63.88%	29.62%	—	—